UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 12, 2019 (September 9, 2019)

Laureate Education, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38002	52-1492296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 South Exeter Street

Baltimore, MD 21202

(Address of principal executive offices, including zip code)

(410) 843-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.004 per share	LAUR	The NASDAQ Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01            Other Events

On September 9, 2019, Laureate Education, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Wengen Alberta, Limited Partnership (the “Selling Stockholder”) and Morgan Stanley & Co. LLC, as the underwriter (the “Underwriter”), relating to an underwritten public offering (the “Public Offering”) of 15,000,000 shares of the Company’s Class A common stock, par value $0.004 per share (“Class A common stock”), pursuant to a shelf registration statement on Form S-3ASR (File No. 333-224405) filed by the Company with the Securities and Exchange Commission (the “Commission”) on April 23, 2018, a preliminary prospectus supplement dated September 9, 2019 and filed by the Company with the Commission on September 9, 2019 and a related final prospectus supplement dated September 9, 2019 and filed by the Company with the Commission on September 11, 2019 (the “Final Prospectus Supplement”). Pursuant to the Underwriting Agreement, the Underwriter agreed to purchase such shares of Class A common stock from the Selling Stockholder at $16.72 per share and was granted a 30-day option to purchase up to an additional 2,250,000 shares of Class A common stock from the Selling Stockholder.

On September 12, 2019, the offering of 15,000,000 shares of Class A common stock settled. The Selling Stockholder received all of the net proceeds from this offering. No shares of Class A common stock were sold by the Company.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company and the Selling Stockholder and also provides for customary indemnification by each of the Company, the Selling Stockholder and the Underwriter against certain liabilities.

The Selling Stockholder has various material relationships with the Company. For further information concerning material relationships between the Company and the Selling Stockholder and its affiliates, see the section entitled “Certain Relationships and Related Transactions, and Director Independence” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Commission on April 12, 2019, which is incorporated by reference into the Final Prospectus Supplement.

The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 9, 2019, by and among Laureate Education, Inc., the selling stockholder named therein and the underwriter named therein.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.

By:	/s/ Sean P. Mulcahy
Name:	Sean P. Mulcahy
Title:	Vice President, Assistant General Counsel

Date: September 12, 2019